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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 1, 2001

Beazer Homes USA, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-12822 (Commission File Number)	58-2086934 (IRS Employer Identification No.)

5775 Peachtree Dunwoody Road, Suite B-200, Atlanta, Georgia 30342
(Address of Principal Executive Offices)

(404) 250-3420
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(a)
Financial Statements of Business Acquired

  In accordance with Item 7(a), attached as Exhibit 99.1 are the combined financial statements of Sanford Homes of Colorado LLLP (SHOC) and April Corporation (April) as of and for the year ended December 31, 2000 and the independent auditors' report thereon. Also included in Exhibit 99.1 are the unaudited combined balance sheet of SHOC and April as of June 30, 2001 and the related unaudited statements of operations and cash flows for the six months ended June 30, 2001 and 2000.

(b)
Pro Forma Financial Information.

  In accordance with Item 7(b), attached as Exhibit 99.2 are the unaudited pro forma condensed combined balance sheet as of June 30, 2001, the unaudited pro forma condensed combined statement of operations for the nine months ended June 30, 2001 and the unaudited pro forma condensed combined statement of operations for the year ended September 30, 2000.

(c)
Exhibits

Exhibit Number
23.3	Consent of KPMG LLP, Independent Public Accountants
99.1
Combined financial statements of SHOC and April as of and for the year ended December 31, 2000 and the independent auditors' report thereon. Unaudited combined balance sheet of SHOC and April as of June 30, 2001 and the related unaudited statements of operations and cash flows for the six months ended June 30, 2001 and 2000.
99.2
Unaudited pro forma condensed combined balance sheet as June 30, 2001 and the unaudited pro forma condensed combined statement of operations for the nine months ended June 30, 2001. Unaudited pro forma condensed combined statement of operations for the year ended September 30, 2000.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Beazer Homes USA, Inc.
October 15, 2001 Date	By:	/s/ David S. Weiss David S. Weiss, Executive Vice President and Chief Financial Officer

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  Item 7. Financial Statements and Exhibits.
SIGNATURES